ClearShares OCIO ETF
Schedule of Investments
February 28, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.5% (a)	Shares	Value
Domestic Equity - 56.6%
Invesco QQQ Trust Series 1	17,437	$8,860,960
Invesco S&P 500 Equal Weight ETF	12,645	2,278,376
Invesco S&P 500 Momentum ETF (b)	82,132	8,196,774
iShares Core S&P 500 ETF	10,878	6,494,601
iShares Russell Mid-Cap Growth ETF (b)	17,197	2,183,331
Schwab 1000 Index ETF	161,518	4,627,491
SPDR Portfolio S&P 1500 Composite Stock Market ETF	101,462	7,330,629
SPDR S&P 500 ETF Trust (c)	5,177	3,076,070
Technology Select Sector SPDR Fund (c)	35,103	7,916,780
Vanguard Growth ETF (c)	22,469	9,116,347
Vanguard Information Technology ETF (c)	9,689	5,798,673
Vanguard S&P 500 ETF (c)	11,154	6,093,765
Vanguard Total Stock Market ETF (c)	23,186	6,792,570
Vanguard Value ETF (b)	35,178	6,266,257
		85,032,624

Fixed Income - 26.1%
ClearShares Ultra-Short Maturity ETF (d)	60,279	6,033,325
Invesco Short Term Treasury ETF (b)	69,296	7,313,500
iShares 1-3 Year Treasury Bond ETF (b)	47,141	3,894,789
iShares Core U.S. Aggregate Bond ETF	33,570	3,331,823
iShares Intermediate Government/Credit Bond ETF	44,109	4,671,143
iShares Short Treasury Bond ETF (b)	23,267	2,569,840
SPDR Bloomberg 1-3 Month T-Bill ETF (b)	71,825	6,587,789
Vanguard Short-Term Corporate Bond ETF (b)	23,803	1,877,581
Vanguard Total Bond Market ETF	39,800	2,931,668
		39,211,458

Global Equity - 16.8%
Cambria Emerging Shareholder Yield ETF	40,598	1,284,115
Conductor Global Equity Value ETF (b)	55,202	689,738
iShares Currency Hedged MSCI EAFE ETF (b)	134,641	5,001,913
iShares MSCI EAFE ETF (b)	70,000	5,710,600
iShares MSCI Emerging Markets ex China ETF	18,642	1,017,480
Schwab International Equity ETF (b)	236,000	4,670,440
Vanguard FTSE Developed Markets ETF (b)	94,300	4,815,901
Vanguard FTSE Emerging Markets ETF (b)	43,570	1,948,886
		25,139,073
TOTAL EXCHANGE TRADED FUNDS (Cost $115,711,910)		149,383,155

SHORT-TERM INVESTMENTS - 32.0%		Value
Investments Purchased with Proceeds from Securities Lending - 31.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (e) (f)	47,150,128	47,150,128

Money Market Funds - 0.6%	Shares
First American Government Obligations Fund - Class X, 4.29% (e)	850,515	850,515
TOTAL SHORT-TERM INVESTMENTS (Cost $48,000,643)		48,000,643

TOTAL INVESTMENTS - 131.5% (Cost $163,712,553)		197,383,798
Liabilities in Excess of Other Assets - (31.5)%		(47,232,085)
TOTAL NET ASSETS - 100.0%		$150,151,713
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	All or a portion of this security is on loan as of February 28, 2025. The total market value of these securities was $46,303,247 which represented 30.8% of net assets.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	Affiliated security as defined by the Investment Company Act of 1940.
(e)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.
(f)	Privately offered liquidity fund.

ClearShares OCIO ETF
Schedule of Written Options
February 28, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)% (a)	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)
SPDR S&P 500 ETF, Expiration: 03/21/2025; Exercise Price: $630.00 (b)(c)	$(3,030,318)	(51)	$(740)
Technology Select Sector SPDR Fund, Expiration: 03/21/2025; Exercise Price: $250.00 (b)(c)	(7,916,103)	(351)	(3,686)
Vanguard Growth ETF, Expiration: 03/21/2025; Exercise Price: $435.00 (b)(c)	(9,088,352)	(224)	(7,280)
Vanguard Information Technology ETF, Expiration: 03/21/2025; Exercise Price: $655.00	(5,745,408)	(96)	(8,400)
Vanguard S&P 500 ETF, Expiration: 03/21/2025; Exercise Price: $580.00 (b)(c)	(6,064,263)	(111)	(2,220)
Vanguard Total Stock Market ETF, Expiration: 03/21/2025; Exercise Price: $307.50 (b)(c)	(6,767,376)	(231)	(4,042)
Total Call Options			(26,368)
TOTAL WRITTEN OPTIONS (Premiums received $68,579)			$(26,368)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

ClearShares OCIO ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$149,383,155	$–	$–	$149,383,155
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	47,150,128
Money Market Funds	850,515	–	–	850,515
Total Investments	$150,233,670	$–	$–	$197,383,798

Liabilities:
Investments:
Written Options	$–	$(26,368)	$–	$(26,368)
Total Investments	$–	$(26,368)	$–	$(26,368)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $47,150,128 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Transactions with Affiliated Securities (Unaudited)
Investments in ClearShares Ultra-Short Maturity ETF
Value at May 31, 2024	$5,827,284
Purchases at Cost	277,234
Proceeds from Sales	(69,327)
Net Realized Gain (Loss)	113
Change in Unrealized Appreciation (Depreciation)	(1,979)
Value at February 28, 2025	$6,033,325
Shares Held at February 28, 2025	60,279
Dividend Income	$218,867